Exhibit 99.1

CVR Energy Commences Planned Turnaround at Coffeyville Refinery

SUGAR LAND, Texas (January 24, 2025) – CVR Energy, Inc. (NYSE: CVI, “CVR Energy” or the “Company”) today announced that it has commenced its planned turnaround at the Coffeyville, Kansas, refinery operated by one of its subsidiaries following damage sustained to its Naphtha Hydrotreater on January 21, 2025, during freezing weather conditions. The Company intends to provide further updates regarding this turnaround during its next earnings conference call.

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding its Naphtha Hydrotreater and turnaround at the Coffeyville refinery including the cost, timing, duration and outcome thereof. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including (among others): impacts of plant outages and weather conditions and events; and other risks. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission (“SEC”) filings. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners.

Investors and others should note that CVR Energy may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of its website. CVR Energy may use these channels to distribute material information about the Company and to communicate important information about the Company, corporate initiatives and other matters. Information that CVR Energy posts on its website could be deemed material; therefore, CVR

Energy encourages investors, the media, its customers, business partners and others interested in the Company to review the information posted on its website.

Contact Information:

Investor Relations
Richard Roberts
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations
Brandee Stephens
(281) 207-3516
MediaRelations@CVREnergy.com